        MORGAN STANLEY VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2009 - JUNE 30, 2009

                                                                   AMOUNT OF    % OF      % OF
                                      OFFERING        TOTAL         SHARES    OFFERING   FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF      AMOUNT OF      PURCHASED  PURCHASED   TOTAL                PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES        OFFERING       BY FUND    BY FUND   ASSETS     BROKERS       FROM
--------------  ----------  --------  --------  -----------------  ---------  ---------  ------  ------------  ----
Teck Resources   05/05/09      --      $94.654  $   1,060,000,000   250,000     0.02%     0.81%  J.P. Morgan,
LTD 10.250%                                                                                      Banc of       JP Morgan
due 5/15/2016                                                                                    America
                                                                                                 Securities
                                                                                                 LLC, Citi,
                                                                                                 BMO Capital
                                                                                                 Markets,
                                                                                                 Canadian
                                                                                                 Imperial
                                                                                                 Bank of
                                                                                                 Commerce,
                                                                                                 RBC Capital
                                                                                                 Markets,
                                                                                                 Mitsubishi
                                                                                                 UFJ
                                                                                                 Securities,
                                                                                                 Mizuho
                                                                                                 Securities
                                                                                                 USA Inc.,
                                                                                                 RBS, Scotia
                                                                                                 Capital, TD
                                                                                                 Securities
Arcelormittal    05/13/09      --      $97.522  $   1,500,000,000   160,000     0.01%     0.52%  Citi, HSBC,
9.850% due                                                                                       J.P. Morgan,  Citigroup
6/1/2019                                                                                         Deutsche
                                                                                                 Bank
                                                                                                 Securities,
                                                                                                 Goldman,
                                                                                                 Sachs & Co.,
                                                                                                 Morgan
                                                                                                 Stanley,
                                                                                                 Santander,
                                                                                                 Scotia
                                                                                                 Capital

Harrahs          05/27/09      --      $96.225  $1,375,000,000.00   220,000     0.01%     0.70%  Banc of
Operating                                                                                        America LLC,  Banc of
Escrow 11.25%                                                                                    Citi, J.P.    America
due 6/1/2017                                                                                     Morgan,
                                                                                                 Credit
                                                                                                 Suisse,
                                                                                                 Deutsche
                                                                                                 Bank
                                                                                                 Securities,
                                                                                                 Goldman,
                                                                                                 Sachs & Co.,
                                                                                                 Morgan
                                                                                                 Stanley